The FINOVA Group
                                                     4800 North Scottsdale Road
                                                       Scottsdale, AZ 85251-8623

                                                                Tel 480 636 4800
                                                                  www.finova.com




                                  May 11, 2000



Raintree Resorts International, Inc.
CR Resorts Cancun, S. de R.L. de C.V.
CR Resorts Los Cabos, S. de R.L. de C.V.
CR Resorts Puerto Vallarta, S. de R.L. de C.V.
Corporacion Mexitur, S. de R.L. de C.V.
CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.
CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.
CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
Promotora Villa Vera, S. de R.L. de C.V.
Villa Vera Resort, S. de R.L. de C.V.
c/o Raintree Resorts International, Inc.
10000 Memorial Drive, Suite 480
Houston,  Texas 77024
Attention:  Mr. Douglas Y. Bech

Re: First Amended and Restated Loan and Security Agreement dated April 23, 1999.

Dear Mr. Bech:

     Reference is made to that certain First Amended and Restated Loan and Security Agreement dated as of April 23, 1999, as amended by that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement dated as of November 30, 1999 (collectively the "Loan Agreement"), by and among FINOVA Capital Corporation ("Lender") and CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V. and Villa Vera Resort, S. de R.L. de C.V. (collectively the "Borrower"), evidencing certain loan facilities from Lender to the Borrower. In connection with the Loan Agreement, Raintree Resorts International, Inc. ("Raintree") executed and delivered to Lender a Corporate Guarantee and Subordination Agreement dated as of November 23, 1998 (the "Original Guarantee"), as amended by that certain Consent of Guarantor and Amendment No. 1 to Corporate Guarantee and Subordination Agreement dated as of April 23, 1999 and as further amended by that certain Consent of Guarantor and Amendment No. 2 to Corporate Guarantee and Subordination Agreement (collectively the "Guarantee Agreement"). Further in connection with the Loan Agreement, the Borrower executed and delivered to the Lender a First Amended and Restated

Raintree Resorts International, Inc.
May 11, 2000
Page 2

Inventory Promissory Note in original principal amount of $16,500,000.00 dated as of November 30, 1999 (the "Inventory Note").

     Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

     This Side Letter will set forth certain agreements that have been reached among the Borrower, the Raintree and the Lender.
     1. The chart appearing immediately below the last grammatical paragraph appearing on page three of the Inventory Note shall be amended to read as follows:

           Measuring Date                                Threshold Amount
            May 25, 2000                                    $11,650,000
            September 30, 2000                               $8,175,000
            March 30, 2001                                   $2,300,000

     2. Paragraph 4.1(k) of the Original Guarantee, in the form set forth in the Original Guarantee, shall govern all matters pertaining to the subject matter of that paragraph through the period ending December 31, 1999. For the period commencing January 1, 2000 and thereafter, paragraph 4.1(k) of the Original Guarantee shall be amended and restated in its entirety to read as follows:

          "(k) The sum of (i) the total of Guarantor's consolidated costs and expenses for commissions and selling relating to the retail sales of time-share interests, use rights, memberships and fraction ownership interests and (ii) the total of Guarantor's consolidated general and administrative expenses, (the costs and expenses described in clauses (i) and (ii) hereinafter the "SGA Expenses") shall not exceed the amount set forth below of the gross proceeds of Guarantor's consolidated processed sales of retail time-share interests, use rights, memberships and fractional ownership interests for the same period (each net of cancellations of such sales) ("Net Sales"). The foregoing covenant shall be tested quarterly on a trailing twelve (12) month basis; provided, however, that through the period ending December 31, 2000, the foregoing covenant shall be tested from January 1, 2000 through the end of the relevant quarter.

               Test Date                                     Covenant
         3/31/99 through 12/31/00                               65%
         3/31/01 and thereafter                                 60%

Raintree Resorts International, Inc.
May 11, 2000
Page 3


     3. (i) Borrower and Raintree hereby reaffirms, as if made as of the date hereof, all of their respective representations and warranties contained in the Loan Documents. Borrower and Raintree furthermore reaffirm the validity, enforceability and legality of the Loan Documents, and all provisions of the Loan Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the Collateral. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this letter. In the event of a conflict or inconsistency between the provisions of the Loan Documents as amended up to the date immediately prior to the date of this letter and the provisions of this letter, the provisions of this letter will prevail. All terms, conditions and provisions of the Loan Documents (including, without limitation the Guarantee Agreement and the Inventory Note), as amended, are continued in full force and effect and will remain unaffected and unchanged except as specifically amended or modified hereby.

          (ii) Borrower and Raintree acknowledge that Lender has performed, and is not in default of, its obligations under the Loan Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, Raintree's or any other party's obligations under the Loan Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables. Neither Borrower nor Raintree presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations. Borrower and Raintree furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          (iii) Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower.

     4. Borrower and Raintree represent and warrant that they have the full power and authority to execute and deliver this letter. All action necessary and required by Borrower's and Raintree's Articles of Organization and all other Legal Requirements for Borrower and Raintree to execute and deliver the this letter have been duly and effectively taken. This letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions

Raintree Resorts International, Inc.
May 11, 2000
Page 4


of any agreement to which Borrower or Raintree is a party. No consent of any governmental agency or any other person not a party to this letter is or will be required as a condition to the execution, delivery or enforceability of this letter.

     5. Raintree acknowledges and agrees that the obligations of the Borrower under this letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guarantee Agreement.

     6. This letter may be executed in counterparts, each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.

     7. This letter shall be deemed a Loan Document and the obligations of the Borrower hereunder shall be deemed an Obligation.

     8. Reference is also made to that certain Loan and Security Agreement among The Teton Club, LLC ("Teton"), Raintree and Lender dated as of June 29, 1999 (the "Teton Loan Agreement"). Lender agrees to enter into an appropriate amendment with each of Raintree and Teton, thereby amending the Teton Loan
Agreement so that (i) the covenant governing the ratio of "Raintree SGA Expenses" to "Raintree Net Sales" (as the foregoing two (2) terms are defined in the Teton Loan Agreement), is consistent with the covenant contained in paragraph 2 of this letter and (ii) the "Adjusted Net Worth" covenant of Raintree, contained in the Teton Loan Agreement, is consistent with the same covenant contained in the Loan Agreement.


                            [Signature Pages Follow]

Raintree Resorts International, Inc.
May 11, 2000
Page 5


    In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this letter to the undersigned.


                                                     FINOVA CAPITAL CORPORATION


                                 By:  /s/ Susan Babbitt
                                   ------------------------------
                                   Name:  Susan Babbitt
                                   Title: Vice President



ACCEPTED this 11th day of May, 2000:

"BORROWER"

CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact

Raintree Resorts International, Inc.
May 11, 2000
Page 6


CR RESORTS PUERTO VALLARTA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


CORPORACION MEXITUR, S de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact

Raintree Resorts International, Inc.
May 11, 2000
Page 7

CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. de R.L. de C.V., a
Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


PROMOTORA VILLA VERA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact



VILLA VERA RESORT, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact


RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

By:/s/ Doug Bech
   ---------------------
     Type/Print Name: Doug Bech
     Title: Attorney-in-Fact